UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

AEROJET ROCKETDYNE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On December 21, 2020, Aerojet Rocketdyne Holdings, Inc. (the “Company”) made the following communications in connection with the proposed transactions under that certain Agreement and Plan of Merger, dated as of December 20, 2020, by and among the Company, Lockheed Martin Corporation, a Maryland corporation (“Lockheed”) and Mizar Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Lockheed, pursuant to which, subject to the terms and conditions thereof, Mizar Sub, Inc. will merge with and into the Company, with the Company being the surviving corporation and a wholly owned subsidiary of Lockheed:

(i)	A presentation by the Company to the Company’s employees (“All Hands Presentation”), dated December 21, 2020;

(ii)	Talking points used for the All Hands Presentation;

(iii)	A transcript of the video address given by the CEO of the Company on December 21, 2020; and

(iv)	A memo from the Company to the Company’s employees, dated December 21, 2020.

All Hands Presentation

Lockheed Martin Transaction All Hands Meeting December 21, 2020

Aerojet Rocketdyne Proprietary

# A Transformative Transaction

Bringing together two leaders in defense and aerospace

Fellow industry innovators with **expertise and resources** to further unlock our potential

Aerojet Rocketdyne Proprietary
2

Aerojet Rocketdyne Proprietary A Transformative Transaction Bringing together two Fellow industry Resulting in enhanced Creating leaders in defense and innovators with innovation and tremendous value aerospace expertise and competitive offerings in for customers, resources to further hypersonics, missile partners, unlock our potential defense and space shareholders and exploration for our our team customers Aerojet Rocketdyne Proprietary 2 AR-LMT Transaction

Aerojet Rocketdyne Proprietary Who is Lockheed Martin? Lockheed Martin is a leading global security and aerospace company ~110,000 employees worldwide 375+ facilities and 16,000 active suppliers Headquartered in Bethesda, Maryland Highly regarded in our industry and around the world Aerojet Rocketdyne Proprietary 3

Aerojet Rocketdyne Proprietary A Partner We Trust • Lockheed Martin is one of our largest customers • More than 50 years of collaboration and value creation for our businesses and customers • Like us, Lockheed Martin is customer-focused and committed to strengthening security and advancing scientific discovery • Undeniable cultural compatibility and shared values – Focus on operational excellence and safety-first mindset – Share our commitment to the communities where we live and work Fellow innovators, strong cultural fit Aerojet Rocketdyne Proprietary 4

# Accelerating Our Vision and Purpose

AEROJET ROCKETDYNE

**Together with Lockheed Martin, we expect to**

- ✓ Advance our capabilities
- ✓ Enhance innovation
- ✓ Continue established role as a merchant-supplier
- ✓ Accelerate shared purpose of enabling the defense of our nation and space exploration
- ✓ Provide employees greater development and career opportunities as part of a larger organization
- ✓ Better competitive position

Aerojet Rocketdyne Proprietary

5

Accelerating Our Vision and Purpose Together with Lockheed Martin, we expect to ïƒ¼ Advance our capabilitiesïƒ¼ Enhance innovation ïƒ¼ Continue established role as a merchant-supplier ïƒ¼ Accelerate shared purpose of enabling the defense of our nation and space explorationïƒ¼ Provide employees greater development and career opportunities as part of a larger organizationïƒ¼ Better competitive position Natural evolution of our strategy to unlock our full potential Aerojet Rocketdyne Proprietary 5

Aerojet Rocketdyne Proprietary

# Our Priorities

AEROJET ROCKETDYNE

SLS Rocket

>M5
Every second counts.

Hypersonics

World Class Team

**During transition we must continue to:**

**Remain focused on our responsibilities during transition**

Aerojet Rocketdyne Proprietary

6

Our Priorities During transition we must continue to: ïƒ¼ Keep Safety first ïƒ¼ Advance our world-class leadership in Defense and SLS Rocket Space Propulsion ïƒ¼ Develop our world-class team ïƒ¼ Deliver superior performance, reliability, schedule and cost efficiencies to customers Hypersonics Disciplined approach to planning, program ïƒ¼ execution, and cost improvements ïƒ¼ Stay focused on our Aerojet Rocketdyne Drivers for Success World Class Team Remain focused on our responsibilities during transition Aerojet Rocketdyne Proprietary 6

Aerojet Rocketdyne Proprietary Next Steps • Expected completion in second half of 2021, subject to customary closing conditions and applicable regulatory approvals • Building an integration planning team comprising members of both Lockheed Martin and Aerojet Rocketdyne • Visit internal transaction page for updates • Until close, Aerojet Rocketdyne and Lockheed Martin will continue as ndependent companies – Priorities, objectives and day-to-day responsibilities remain the same – Do not share confidential or sensitive information with anyone outside our company, including the Lockheed Martin team C Committed to a seamless Transition Aerojet Rocketdyne Proprietary 7

Aerojet Rocketdyne Proprietary

LOCKHEED MARTIN

+

AEROJET ROCKETDYNE

**The Time Is Now!**

Aerojet Rocketdyne Proprietary
8

The Time Is Now!

Questions?

WHERE YOU CAN FIND ADDITIONAL INFORMATION In connection with the proposed transaction with Lockheed Martin Corporation (“Lockheed Martin”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file a proxy statement and other relevant documents with the Securities and Exchange Commission (the “Commission” or the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the Commission by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the “Investor Relations” section of the Company’s website, www.rocket.com. The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including their ownership of common stock of the Company, can be found in the Company’s 2020 Annual Meeting proxy statement filed with the SEC on March 24, 2020. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the 2020 Annual Meeting proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will file with the SEC when they become available. FORWARD-LOOKING STATEMENTS This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding our proposed transaction with Lockheed Martin, payment of the declared dividend, and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements.    Forward-looking statements involve inherent risks and uncertainties and the company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements. Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the company’s common stock and on the company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), modification, suspension, cancellation or revocation of the special dividend due to changed circumstances, uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction. In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products we offer as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of our products; and other factors discussed under “Risk factors” in the company’s Annual Report on Form 10-K filed on February 19, 2020 and Quarterly Report on Form 10-Q filed on October 26, 2020, which are on file with the SEC, and in the Company’s subsequent SEC filings. These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise. Aerojet Rocketdyne Proprietary

All Hands Presentation Talking Points

AR-LMT Transaction All Hands Talking Points

Slide 1: Introduction

•	Thank you all for joining me.

•	As I’m sure you’ve seen, last night we announced that we’ve agreed to become part of Lockheed Martin.

•	If you haven’t already, I’d encourage you to take a look at the materials Eileen shared last night and watch her video message about the transaction.

•	I also wanted to discuss the news with you all directly to share some more details about what it means for us.

•	Before I begin, let me say that this has been an unprecedented and challenging year for all of us.

•	But through it all, our team has shown remarkable professionalism and dedication in meeting the goals that we’ve set together while keeping ourselves and our colleagues safe.

•	We could not ask for a stronger and more focused team, and your support has helped us reach this exciting announcement.

•	So with that, let me take some time to cover this news.

Slide 2: A Transformative Transaction

•	As Eileen said, this is a transformative transaction and one that was agreed to after careful consideration.

•	Through this transaction, we expect to create tremendous value for customers, partners, shareholders and our team.

•	And we’ll be accomplishing this with an incredible partner in Lockheed Martin who shares our commitment to innovation and advancement.

Slide 3: Who is Lockheed Martin?

•	Lockheed Martin is a leading global security and aerospace company and one of the most highly regarded companies in the world.

•	The Lockheed Martin team is made up of approximately 110,000 employees worldwide. They have more than 375 facilities and 16,000 active suppliers.

•	And, while Lockheed Martin has a truly global reach, they are, like us, an American company through and through – with headquarters in Bethesda, Maryland.

Slide 4: A Partner We Trust

•	Many of us are also directly familiar with the Lockheed Martin team – they’re one of our largest customers and a long-standing partner.

•	We have been working with Lockheed Martin for more than 50 years, and our collaboration has brought exceptional value to each company’s business and our customers.

•	Our partnership has also demonstrated strong cultural compatibility across our organizations.

AR-LMT Transaction All Hands Talking Points

•	The Lockheed Martin team is made up of fellow innovators in the industry who share our commitment to strengthening security and advancing scientific discovery.

•	They also share our values and commitment to operational excellence and a safety-first mindset, and our commitment to the communities where we live and work.

Slide 5: Accelerating Our Vision and Purpose

•	Beyond our cultural fit, this also provides significant strategic benefits.

•

Joining Lockheed Martin will enable advancement of Aerojet Rocketdyne’s capabilities, resulting in enhanced innovation and competitive offerings in hypersonics, missile defense and space exploration for our customers.

•	Our state-of-the-art propulsion and power technologies will continue to flourish as we build on our legacy of historic, game-changing offerings.

•	Importantly, they know our customer base and fully support continuing our established role as a merchant-supplier.

•	I also want to emphasize that Lockheed Martin’s interest in our company is truly a testament to the strength of our team.

•	They admire and understand the skills and expertise of our highly talented workforce.

•	And, as part of a larger organization, we expect employees will benefit from greater development and career opportunities.

•	In short, we’ll be accelerating our shared purpose of enabling the defense of our nation and space exploration.

•	And as a result, we expect to be better positioned to compete and win over the long-term.

Slide 6: Our Priorities

•	While there is a lot to be excited about as it relates to this announcement, I do want to emphasize that for the time being, our priorities remain the same.

•	These include:

•	Keep safety first

•	Advance our world-class leadership in Defense and Space Propulsion

•	Develop our world-class team

•	Deliver superior performance, reliability, schedule and cost efficiencies to customers

•	Maintain our disciplined approach to planning, program execution, and cost improvements

•	Stay focused on our Aerojet Rocketdyne Drivers for Success

•	Of course, we know that news like this can be distracting, but the health and safety of every employee is always our top priority.

•

So, we all must continue to take personal responsibility for respecting the health of our co-workers by practicing the procedures to protect against COVID-19 that we have rigorously implemented at all sites.

AR-LMT Transaction All Hands Talking Points

•

I want to thank you in advance for your help and cooperation, and reiterate that we are counting on everyone to help us make sure everything runs smoothly and we are meeting the objectives that we’ve set together.

Slide 7: Next Steps

•	In terms of next steps, the transaction is expected to close in the second half of 2021.

•	Before then, there are a number of approvals we must obtain and customary conditions we need to meet.

•	We expect to move quickly building an integration planning team with members from both companies to determine the best way to integrate Aerojet Rocketdyne with Lockheed Martin.

•	Please understand that our announcement to become part of Lockheed Martin is only the first step.

•	Many details of the integration, including how we will report into Lockheed Martin’s company, will be worked out over the coming months as part of the integration planning process.

•	As we move through this process, we are committed to providing updates as details are finalized.

•

To that end, similar to our COVID-19 webpage, we have set up an internal webpage where we will post materials and other updates related to the transaction through closing, so we encourage you to check regularly.

•	That said, it’s important to keep in mind that until the transaction closes, Aerojet Rocketdyne and Lockheed Martin will continue to operate as separate, independent companies.

•	Again, it remains business as usual for all of us and most employees won’t see changes to their day-to-day responsibilities.

•	The best way we can all help is to remain focused on serving our customers and the priorities I just discussed.

•	This also means that we must continue to follow our normal policies and procedures as it relates to confidentiality and other protections.

•	Do not share confidential or sensitive information with anyone outside our company, including the Lockheed Martin team.

•	Additionally, please do not discuss this transaction with anyone from the Lockheed Martin team unless you’ve been specifically authorized to do so as part of integration planning.

Slide 8: Conclusion

•	On behalf of the Board and management team, I want to thank you all for your hard work and dedication.

•	As we head into the holidays, I hope everyone is able to take time to celebrate with your loved ones.

•	The Time is Now for Aerojet Rocketdyne, and we could not be prouder of all that this team has accomplished, particularly while supporting one another through such a challenging year.

•	This certainly closes out 2020 on a high, and we’re looking forward to Aerojet Rocketdyne’s many future successes as part of Lockheed Martin.

•	I know we will all keep up the great work in 2021!

Slide 9: Questions

•	With that, I’m glad to take your questions.

AR-LMT Transaction All Hands Talking Points

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In connection with the proposed transaction with Lockheed Martin Corporation (“Lockheed Martin”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file a proxy statement and other relevant documents with the Securities and Exchange Commission (the “Commission” or the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the Commission by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the “Investor Relations” section of the Company’s website, www.rocket.com.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including their ownership of common stock of the Company, can be found in the Company’s 2020 Annual Meeting proxy statement filed with the SEC on March 24, 2020. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the 2020 Annual Meeting proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will file with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding our proposed transaction with Lockheed Martin, payment of the declared dividend, and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements.    Forward-looking statements involve inherent risks and uncertainties and the company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the company’s common stock and on the company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), modification, suspension, cancellation or revocation of the special dividend due to changed circumstances, uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products we offer as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of our products; and other factors discussed under “Risk factors” in the company’s Annual Report on Form 10-K filed on February 19, 2020 and Quarterly Report on Form 10-Q filed on October 26, 2020, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

CEO Video Transcript

AR-LMT Transaction CEO Video Script

•	Thank you all for joining me today.

•	This is a historic and defining day for Aerojet Rocketdyne!

•	We have entered into a transformative transaction with Lockheed Martin, bringing together two leaders in defense and aerospace.

•	Becoming a part of Lockheed Martin will elevate our company to the next level by combining our talents, expertise and shared vision.

•	And as a result, we will accelerate our shared purpose of enabling the defense of our nation and space exploration.

•	We’ll also be doing so with a partner we trust. Lockheed Martin is one of the most highly regarded companies in our industry and in the world.

•	Importantly, they know our customer base and the exciting future we have ahead.

•	Of course, we all know Lockheed Martin as one of the leading Global Security and Aerospace Companies.

•	And many of us know their team directly – they’re one of the largest customers and a longstanding partner.

•	We have been working with Lockheed Martin for more than 50 years, and our collaboration has brought exceptional value to each company’s business and our customers.

•

Our cultural fit is strong. Our partnership has demonstrated the undeniable compatibility on technology, customer service, employees, shareholders and commitment to the communities where we live and work.

•	The Lockheed Martin team is made up of fellow innovators in the industry who share our commitment to strengthening security and advancing discovery.

•	Our state-of-the-art propulsion and power technologies will continue to flourish as we build on our legacy of historic, game-changing offerings.

•	And like us, their teams are guided by a focus on operational excellence and a safety-first mindset, as well as an unwavering dedication to the highest standards of ethics and integrity.

•	It’s clear Aerojet Rocketdyne and Lockheed Martin are aligned from a cultural perspective. But, we also view joining them as a great fit strategically.

•	Together, we’ll be even better positioned to compete and win in today’s environment and in the future.

•	The Board of Directors and I are confident this move is not only in the best interest of our shareholders, but also in the best interests of our employees, customers and partners.

•	Becoming part of Lockheed Martin is a natural next step for Aerojet Rocketdyne and represents the evolution of our strategic work to grow our business.

•

The acquisition will enable advancement of Aerojet Rocketdyne’s capabilities, resulting in advanced innovation and competitive offerings in hypersonics, missile defense and space exploration for our customers.

AR-LMT Transaction CEO Video Script

•	And, for our team, we’re excited about the opportunity to become part of a larger organization, which we expect will create even greater development and career opportunities.

•	Lockheed Martin’s interest in our company is truly a testament to the strength of our organization, and I want you to know that a great deal of consideration went into this decision.

•	It’s clear through our partnership that Lockheed Martin admires and understands the skills and expertise of our highly talented workforce.

•	We’re pleased that Lockheed Martin sees value across our operations, in our product and systems offerings and in our world-class team.

•	While I’ve highlighted some of the many reasons to be enthusiastic about this news today, it’s very important to recognize that this announcement is only the first step.

•	The transaction is expected to be completed in the second half of 2021, subject to customary closing conditions and approvals.

•

And in the meantime, we’ll build an integration planning team with members from both companies to determine the best way to seamlessly integrate Aerojet Rocketdyne with Lockheed Martin following the close.

•	Many of the specifics about how Aerojet Rocketdyne will fit into Lockheed Martin’s organization will be worked out through the integration planning process.

•	I don’t have all the details for you today. But I commit to keeping you informed as we progress.

•	Until the closing, Aerojet Rocketdyne and Lockheed Martin will continue to operate as independent companies.

•	This means business will continue as usual for all of us.

•	The best thing we can all do is remain focused on our day-to-day responsibilities and our customers.

•

As we move forward, you have my commitment to keep you informed, just as we shared with you our strategy through the video earlier this year. We’ll listen to your questions and respond to your feedback.

•	To help answer some early questions, I encourage all of you to review the FAQ document we shared, and the materials we’ve posted on our internal transaction webpage.

•	You should have received an invitation to join an All Hands Webex with your respective business leaders to discuss our plans to join Lockheed Martin.

•	Finally, on behalf of the Board of Directors and leadership team, I want to thank all of you for your continued dedication to Aerojet Rocketdyne.

•	Our team really is the best in the business, and I could not be more appreciative of the hard work, commitment, leadership and energy you bring every day.

•

We’ve built a strong heritage grounded in innovation and reliability. Now, as we plan to join Lockheed Martin we see even greater opportunities to play a significant role in some of the most important space and defense programs for the future.

•	I often say “The Time Is Now” for Aerojet Rocketdyne, and this announcement is a direct reflection of our strategy, hard work and success.

AR-LMT Transaction CEO Video Script

•	I hope that you’re all able to spend some time with your loved ones over the holidays – even if it’s from a distance, and please continue to prioritize your health and safety.

•	Your focus and commitment during 2020 and through all of its challenges has been inspiring.

•	I wish you all a happy and healthy holiday. And I look forward to the great things we will all accomplish together in 2021.

AR-LMT Transaction CEO Video Script

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In connection with the proposed transaction with Lockheed Martin Corporation (“Lockheed Martin”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file a proxy statement and other relevant documents with the Securities and Exchange Commission (the “Commission” or the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the Commission by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the “Investor Relations” section of the Company’s website, www.rocket.com.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including their ownership of common stock of the Company, can be found in the Company’s 2020 Annual Meeting proxy statement filed with the SEC on March 24, 2020. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the 2020 Annual Meeting proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will file with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding our proposed transaction with Lockheed Martin, payment of the declared dividend, and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the company’s common stock and on the company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), modification, suspension, cancellation or revocation of the special dividend due to changed circumstances, uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products we offer as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of our products; and other factors discussed under “Risk factors” in the company’s Annual Report on Form 10-K filed on February 19, 2020 and Quarterly Report on Form 10-Q filed on October 26, 2020, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

Employee Memo

AR-LMT Transaction Employee Memo

Dear Colleagues,

I am pleased to share that we have agreed to become part of Lockheed Martin, a leading global security and aerospace company. This announcement marks a new and exciting next chapter for Aerojet Rocketdyne – one I believe will provide tremendous value for our employees, customers, partners and shareholders. You can learn more about the transaction and the great anticipated benefits for stakeholders of both companies in the press release and my video message, which can be found on our internal transaction webpage here.

Accelerating Our Vision and Purpose with a Longstanding Partner

We have a long-standing, highly successful partnership with Lockheed Martin and they are currently one of our largest customers. Over the last 50 years, Aerojet Rocketdyne’s close collaboration with Lockheed Martin has underscored the value we each bring to the other’s business and to our customers, as well as the undeniable cultural compatibility across our organizations. I hope you share my enthusiasm about joining fellow innovators in the industry who are equally committed to strengthening security and advancing scientific discovery.

Over the last 15 years, much of our significant growth can be attributed to our disciplined strategy to improve the competitiveness of our company and invest heavily in our core propulsion and power businesses. Becoming part of Lockheed Martin is a testament to the world-class organization and team we’ve built and represents a natural next phase of our evolution.

As part of Lockheed Martin, we will combine our advanced technologies and their substantial expertise and resources to accelerate our shared purpose: enabling the defense of our nation and space exploration. I often say “The Time Is Now” for Aerojet Rocketdyne, and this announcement is a direct reflection of our successful strategy.

I want you all to know that a great deal of consideration went into this decision. Over our long-standing relationship and in many conversations leading up to today’s announcement, it is clear that Lockheed Martin admires and understands the skills and expertise of our highly talented workforce. Lockheed Martin shares our values and commitment to operational excellence and a safety-first mindset, and our commitment to the communities where we live and work. As part of a larger organization, we expect our employees will benefit from greater development and career opportunities.

Next Steps – No Imminent Changes

While today brings exciting news, please keep in mind that this is only the announcement. There are a number of approvals we must obtain and customary conditions we need to meet before the transaction officially closes. In terms of next steps, we expect to move quickly building an integration planning team with members from both companies to determine the best way to integrate Aerojet Rocketdyne with Lockheed Martin.

Until the transaction closes, which we expect to occur in the second half of 2021, it is important to remember that Aerojet Rocketdyne and Lockheed Martin will continue to operate as independent companies. In the meantime, it remains business as usual, and we must remain focused on our day-to-day responsibilities and providing our customers with the exceptional service and innovative technology, products and systems they rely on. I also want to emphasize our firewalls and protection of proprietary information of customers and suppliers remain in place, which reflects our commitment to critical confidentiality and security. Nothing about today’s announcement changes this priority and focus.

AR-LMT Transaction Employee Memo

Our culture of transparency remains part of our success, and we are committed to keeping you informed as we move through this process. To help answer some of your questions, I have attached an FAQ document. We have also posted this document and other related materials on our internal transaction webpage. You should have also received an invitation to join an All Hands Webex with your respective business leader tomorrow morning.

We expect that today’s news will generate interest from individuals and groups outside of the Company. It is important that we speak with one voice regarding this announcement. Consistent with company policy, if you receive any inquiries from the media or other external third parties about this announcement, please direct them to Steve Warren at 703-650-0278 or Steven.Warren@Rocket.com.

Finally, on behalf of our Board of Directors and leadership team, I want to thank you for your continued dedication to Aerojet Rocketdyne. You are a truly incredible team, and I could not be more appreciative of the hard work, commitment, leadership and energy you deliver every day. I hope that you all are able to spend time with your loved ones over the holidays, and please continue to stay focused on your health and safety.

Your focus and commitment during 2020 have been inspiring, and I know we will all keep up the great work in 2021!

Sincerely,

Eileen P. Drake

AR-LMT Transaction Employee Memo

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In connection with the proposed transaction with Lockheed Martin Corporation (“Lockheed Martin”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file a proxy statement and other relevant documents with the Securities and Exchange Commission (the “Commission” or the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the Commission by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the “Investor Relations” section of the Company’s website, www.rocket.com.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including their ownership of common stock of the Company, can be found in the Company’s 2020 Annual Meeting proxy statement filed with the SEC on March 24, 2020. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the 2020 Annual Meeting proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will file with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding our proposed transaction with Lockheed Martin, payment of the declared dividend, and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the company’s common stock and on the company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), modification, suspension, cancellation or revocation of the special dividend due to changed circumstances, uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products we offer as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of our products; and other factors discussed under “Risk factors” in the company’s Annual Report on Form 10-K filed on February 19, 2020 and Quarterly Report on Form 10-Q filed on October 26, 2020, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.